Quarterly Holdings Report
for
Fidelity® MSCI Utilities Index ETF
April 30, 2025
T11-NPRT3-0625
1.9584800.111

Schedule of Investments April 30, 2025 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.8%
		Shares	Value
ELECTRIC UTILITIES – 60.9%
Electric Utilities – 60.9%
ALLETE, Inc.		74,407	$4,872,914
Alliant Energy Corp.		330,726	20,187,515
American Electric Power Co., Inc.		686,415	74,366,201
Constellation Energy Corp.		403,212	90,093,689
Duke Energy Corp.		995,644	121,488,481
Edison International		498,992	26,701,062
Entergy Corp.		552,697	45,967,810
Evergy, Inc.		296,411	20,482,000
Eversource Energy		472,254	28,089,668
Exelon Corp.		1,295,119	60,741,081
FirstEnergy Corp.		705,668	30,259,044
Hawaiian Electric Industries, Inc. (a)		221,944	2,330,412
IDACORP, Inc.		68,692	8,111,838
MGE Energy, Inc.		46,597	4,213,301
NextEra Energy, Inc.		2,650,476	177,263,835
NRG Energy, Inc.		261,085	28,609,694
OGE Energy Corp.		258,999	11,753,375
Oklo, Inc. (a)		39,126	928,851
Otter Tail Corp.		48,452	3,846,120
PG&E Corp.		2,827,182	46,705,047
Pinnacle West Capital Corp.		146,547	13,948,343
Portland General Electric Co.		136,108	5,732,869
PPL Corp.		951,160	34,717,340
Southern Co.		1,412,214	129,768,344
TXNM Energy, Inc.		110,598	5,883,814
Xcel Energy, Inc.		740,134	52,327,474
TOTAL ELECTRIC UTILITIES	1,049,390,122
GAS UTILITIES – 4.8%
Gas Utilities – 4.8%
Atmos Energy Corp.		200,320	32,177,402
Chesapeake Utilities Corp.		29,311	3,859,379
MDU Resources Group, Inc.		249,273	4,272,539
National Fuel Gas Co.		111,253	8,542,005
New Jersey Resources Corp.		128,740	6,300,536
Northwest Natural Holding Co.		51,639	2,225,641
ONE Gas, Inc.		72,912	5,724,321
Southwest Gas Holdings, Inc.		74,095	5,350,400
Spire, Inc.		74,604	5,710,190
UGI Corp.		276,842	9,077,649
TOTAL GAS UTILITIES	83,240,062
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS – 5.1%
Independent Power Producers & Energy Traders – 4.4%
AES Corp.		916,651	9,166,510
Talen Energy Corp. (a)		47,403	10,195,437
Vistra Corp.		438,515	56,844,700
			76,206,647
Renewable Electricity – 0.7%
Clearway Energy, Inc. Class A		44,677	1,221,916
Clearway Energy, Inc. Class C		106,603	3,127,732

		Shares	Value

Montauk Renewables, Inc. (a)		66,439	$139,522
Ormat Technologies, Inc.		73,950	5,368,770
XPLR Infrastructure LP		121,031	997,295
			10,855,235
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS	87,061,882
MULTI-UTILITIES – 25.3%
Multi-Utilities – 25.3%
Ameren Corp.		344,040	34,142,529
Avista Corp.		102,168	4,236,907
Black Hills Corp.		92,104	5,609,134
CenterPoint Energy, Inc.		840,006	32,575,433
CMS Energy Corp.		385,102	28,362,762
Consolidated Edison, Inc.		446,549	50,348,400
Dominion Energy, Inc.		1,082,680	58,876,138
DTE Energy Co.		266,930	36,569,410
NiSource, Inc.		601,626	23,529,593
Northwestern Energy Group, Inc.		78,912	4,595,046
Public Service Enterprise Group, Inc.		642,156	51,327,529
Sempra		816,382	60,632,691
Unitil Corp.		20,895	1,225,701
WEC Energy Group, Inc.		407,744	44,656,123
TOTAL MULTI-UTILITIES	436,687,396
WATER UTILITIES – 3.7%
Water Utilities – 3.7%
American States Water Co.		48,642	3,945,353
American Water Works Co., Inc.		251,198	36,928,618
California Water Service Group		76,708	3,885,260
Essential Utilities, Inc.		336,243	13,829,675
Middlesex Water Co.		23,068	1,456,052
SJW Group		40,760	2,312,722
York Water Co.		18,691	657,923
TOTAL WATER UTILITIES	63,015,603
TOTAL COMMON STOCKS (Cost $1,625,304,300)			1,719,395,065

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Money Market Fund – 0.2%
		Shares	Value
State Street Institutional Treasury Plus Money Market Fund, Trust Class, 4.22% (b) (Cost $3,684,000)		3,684,000	$3,684,000
TOTAL INVESTMENT IN SECURITIES – 100.0% (Cost $1,628,988,300)	1,723,079,065
NET OTHER ASSETS (LIABILITIES) (c) – 0.0%	584,763
NET ASSETS – 100.0%	$1,723,663,828

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $267,229 of cash collateral to cover margin requirements for futures contracts.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini S&P Utilities Select Sector Index Contracts (United States)	47	June 2025	$3,758,590	$104,294	$104,294
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
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Schedule of Investments (Unaudited)–continued
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
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The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
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